UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2015

XLI Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55118	30-0785773
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6795 Edmond St., 3rd Floor

Las Vegas, NV 89118

Tel: 424-653-0120

 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 3, 2015 (the "Issue Date"), XLI Technologies, Inc. (the "Company") completed the sale of a Convertible Promissory Note (the "Note") in the amount of $250,000 to JSJ Investments Inc., a Texas corporation ("JSJ"). The terms and conditions of the Note are as follows:

•	Interest will accrue at a rate of 12% per annum;
•	Outstanding principal and accrued interest will be payable on demand on or after September 3, 2016 (the "Maturity Date");
•	Outstanding principal and accrued interest may be prepaid prior to the Maturity Date subject to various prepayment premiums depending on the date of prepayment; and
•	Outstanding principal and accrued interest may be converted into the Company's common stock at any time 180 days after the Issue Date

For a more detailed description of the terms and conditions, please refer to the Notefiled in its entirety herewith as Exhibit 10.1.

ITEM 2.03 CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

The Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of the Company.  The Note also provides for penalties and rescission rights if the Company does not deliver shares of its common stock upon conversion within the required timeframes.

ITEM 3.02 UNREGISTERED SHARES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, ("Securities Act"), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock are, or will be, issued (each such person, an "Investor") confirmed to the Company that it or he is an "accredited investor," as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were "restricted securities" for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.1	Convertible Promissory Note between XLI Technologies, Inc. and JSJ Investments Inc. dated December 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XLI Technologies, Inc.

Date: December 9, 2015	By:	/s/ James Schramm
James Schramm
Chief Executive Officer